Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Nelson A. Diaz
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian

      State Street Bank & Trust Company
      Boston, MA

Counsel

      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                     Legg Mason Wood Walker, Incorporated
                    ---------------------------------------
                               100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                               410.539.0000

LMF-002
10/00

                              Semi-Annual Report
                              September 30, 2000

                                  Legg Mason

                               Value Trust, Inc.

                              Special Investment
                                  Trust, Inc.

                           Total Return Trust, Inc.

                                 Primary Class

                          [LOGO OF LEGG MASON FUNDS]

                           The Art of Investing(SM)

To Our Shareholders,

   The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of September 30, 2000:

                                                                         Total Returns/1/
                                                       ---------------------------------------------------
                                                        3 Months            9 Months             12 Months
                                                       ---------           ---------             ---------
Value Trust                                              +1.8%                -1.6%               +17.0%
Lipper Large-Cap Growth Funds/2/                         -0.5%                +1.9%               +30.3%
Standard & Poor's 500 Composite Index                    -1.0%                -1.4%               +13.3%

Special Investment Trust                                 +2.8%                -4.0%               +17.8%
Lipper Mid-Cap Core Funds/2/                             +7.3%               +19.2%               +51.0%
Russell 2000 Index                                       +1.1%                +4.2%               +23.4%

Total Return Trust                                       +0.2%                -1.6%                -4.3%
Lipper Multi-Cap Value Funds/2/                          +5.5%                +5.1%               +11.9%

   As the table indicates, recent investment returns on the three Legg Mason Funds have been mixed, with Value Trust and Special Investment Trust earning 17% and 17.8%, respectively, on a 12-month basis, while Total Return Trust experienced a loss of 4.3% over the same period.

   Detailed comments on the performance of each Fund appear in the portfolio managers' comments on the following pages. Long-term investment results of the Funds are shown in the portfolio managers' comments and the performance information section of this report.

                                            Sincerely,

                                        /s/ John F. Curley, Jr

                                            John F. Curley, Jr.
                                            President

October 17, 2000

____________

/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ Lipper Analytical Services, Inc. recently revised its methods of categorizing mutual funds. Value Trust is now included in Lipper's "Large-Cap Growth Fund" category (funds which normally invest in larger-capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 stock index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in Standard & Poor's 500 stock index).

Portfolio Managers' Comments
Third Quarter 2000

Market Commentary

     "It's not about calling market bottoms. It's about identifying levels of
           ---
attractive valuations."

                                                                    Ed Kerschner
                                       Chief Investment Strategist, Paine Webber
                                                                October 13, 2000



   Economists have been able to develop greater understanding about how people make financial decisions by importing insights from psychology, replacing some of the assumptions of classical economics by descriptions of how people actually behave. Maybe next the economists can round up some cognitive scientists and have them investigate the subject of investors' memory, which seems to differ significantly from the everyday variety.

   Our memory provides continuity and context to our daily activities, enabling us to recognize familiar situations, see their similarities and differences, integrate experience into a broader context, draw lessons from the past, and so on. Investment memory, though, seems considerably more short-term, selective, and sub-optimal. Normal memory, though far from perfect, allows us to function reasonably effectively; investment memory often fails just when it is most needed. We don't remember that similar situations have occurred in the recent past; we don't put current events in perspective. The result is sub-optimal investment decisions.

   When T.S. Eliot said April was the cruelest month, he wasn't thinking about tech stocks, but during April those stocks collapsed, finally bottoming in early May. Spring has often been a good time to sell technology, just as fall has often been a good time to buy. Securities prices seem to have a habit of dropping in September and October, and the fall has seen many important market bottoms. The market crash in October 1929 provided a nice trade into the spring of 1930. More recently, the bear market of 1973-74 ended in the fall, the October 1987 crash was a low, the bear market of 1990 bottomed in the fall, and the panic of 1998 saw an October bottom.

   We have just finished six straight weeks of decline, beginning on the 1st of September and carrying the market down over 12%. This is the second correction of 10% or more this year; the only other years this decade with two 10% drops were 1990 and 1998. In both years we had external and internal sources of market angst. In 1990 it was war in the Middle East, high oil prices, recession, and the impact of Fed tightening. In 1998 it was emerging markets, Russia's default, Long Term Capital Management's collapse, and Fed tightening. Now it is tensions in the Middle East, rising oil prices, earnings warnings, and Fed tightening. There are the rudiments of pattern here. In each case, either the decline in the market itself, or the causes of the decline, finally made the front page of The New York Times and other newspapers. By the time market declines (or advances) are front-page news, they usually have run their course.

   In the summer of 1983 we had a technology-driven new issue boom that drove the NASDAQ to a peak. Over the ensuing 12 months that index fell about 40% before resuming its advance. In 1987, the S&P 500 peaked in August. It fell 40% in 40 days, bottoming with the crash's 20%, one-day decline. This year the NASDAQ peaked in the spring at 5,000. By the end of last week, its decline reached 40% peak to trough.

   There are of course differences between this decline and the others. Previous shifts from decline to advance have often been catalyzed by a change in Fed policy toward risk. No such change is evident today.

   October is also when Institutional Investor magazine releases the results of its annual survey of Wall Street analysts, highlighting those voted best in their respective categories. For the first time, Ed Kershner of Paine Webber was named best strategist, outpolling Abby Joseph Cohen, the justly celebrated Goldman Sachs strategist who has been correctly bullish on the market for the past 10 years. I have long admired Ed's work, which is always quantitatively sound, analytically rigorous, and conceptually interesting. During the tech frenzy this March, he correctly called the top, just as he correctly called the bottom in 1998. This past week, he said the stock market was the most attractive it had been since October 1998. This, like his other market judgments, was not a psychological assessment, nor was it based on his reading of the charts; it was a valuation call. Declining stock prices, positive fundamentals, and a benign macroeconomic environment have combined to produce the best opportunity for excess returns since 1998.

   Of course the market may continue lower, fundamentals may deteriorate, oil may rise further, tensions may escalate, the macro-environment may darken. There are always reasons why the market is down, and those reasons dominate investors' consciousness; but current fears are reflected in current prices. Justice Holmes once said people need to be reminded more than they need to be instructed. Once reminded, we remember October has often been a time to be bullish.

                                                        Bill Miller, CFA

October 16, 2000

                                _______________

Value Trust

     The table below gives your Fund's results for a variety of periods and compared to a number of different benchmarks.

                                        Cumulative Total Returns, Periods Ended 9/30/00
                 ---------------------------------------------------------------------------------------------------
                       First  Second   Third   Year to                                                      Since
                      Quarter Quarter Quarter   Date     1 Year  3 Years   5 Years  10 Years   15 Years    Inception*
--------------------------------------------------------------------------------------------------------------------
Value Trust             -0.01%  -3.31%  +1.78%   -1.60%  +17.01%  +77.91% +266.34%   +782.53%  +1,111.07%  +3,077.66%

S&P 500 Composite
   Index                +2.29%  -2.66%  -0.97%   -1.39%  +13.28%  +57.88%  +166.82%  +490.81%  +1,080.93%  +2,068.80%

Dow Jones Industrial
   Average**            -4.65%  -3.98%  +2.36%   -6.31%   +4.57%  +40.75%  +143.27%  +451.20%  +1,131.30%  +2,211.81%

Lipper Diversified
   Equity Funds         +7.04%  -3.15%  +2.67%   +6.46%  +28.17%  +54.75%  +135.57%  +443.82%    +829.98%     N/A

Lipper Large-Cap
   Growth Funds         +8.49%  -5.01%  -0.50%   +1.89%  +30.28%  +93.78% +187.32%   +551.47%  +1,090.71%     N/A

________________
  *  Inception: April 16, 1982.
 **  Dividends reinvested daily.

   In contrast to the first two quarters, in the third quarter we made a little money, but are still down 1.6% for the nine months compared to a market that is down 1.39%. Monthly and daily volatility remain high both for the Fund and for the market. In August, the Fund rose 8.54%, in September we fell 5.86%. These price changes were not the result of changing business values being reflected in changed stock prices, they reflect changing emotions and attitudes of investors in response to the flow of news into the market.

   The decline that began in September continued into the first two weeks of October, giving us six consecutive weeks of a falling stock market. As explained more fully in the Market Commentary section of this report, we think the decline has brought the market to an attractive level of valuation and we are optimistic about returns from the levels reached in the second week of this month.

   Our portfolio activity was characteristically muted during the quarter. We sold two of our foreign holdings, Philips and Nokia. Both have performed well for us over the years, and both were trading at valuations we believed fully reflected the solid prospects of those two companies. We also sold Mattel, which performed poorly for us. The company has new management and has finally disposed of its money-losing subsidiary The Learning Company. That company, bought for over $3 billion in Mattel stock, fetched exactly zero when it was finally "sold," although Mattel stands to get some consideration if the business ever improves. The stock represented a small position for us and we thought we could more effectively deploy the cash in some companies we owned that we believe have better long-term prospects.

   During the quarter we added no new positions, but did add to existing holdings such as Gateway, Albertson's, Kodak, WorldCom, Nextel, and Amazon.com. Subsequent to the quarter's end, we added several hundred thousand shares to our Dell Computer position, as the stock fell to the low 20's in reaction to expectations of slower future growth. Trading at a market multiple for the first time in years, Dell, we think, can grow at over twice the market's rate for the next several years and once again represents good value. As you may recall, we sold a large portion of our Dell holding earlier in the year at considerably higher prices.

   Our sales of Nokia and Philips, and the substantial reduction in our Dell and America Online positions earlier this year, have resulted in large realized capital gains. We know that a significant number of shareholders hold the Fund in taxable accounts and that paying taxes in a year when the Fund has made no money is particularly unpleasant. Long-time shareholders are aware that the Value Trust has been among the most tax-efficient funds over the years, the result of our low-turnover, long-term approach to investing. This year, though, several of our large positions reached levels of valuation from which we believed it would be difficult to earn above average long-term returns. We chose to sell some or all of those holdings and reinvest the proceeds, despite the tax bite that would ensue.

   The best names in your portfolio this quarter were the financials, which rebounded from the poor results of prior quarters. It appears as if the six interest rate increases the Fed has imposed in the past year are having the desired effect of slowing the economy. The market has begun to believe that perhaps the Fed will begin lowering rates next year, especially if the effect of rising oil prices is to further inhibit economic growth. Any hint of potential Fed easing is, of course, bullish for financials. We are agnostic about the direction of rates, but believe that financials continue to represent solid value and will perform well for us over the next few years.

   Before this quarter is over, we will have elected a new President. Many investors grow concerned around election time about the impact a new administration may have on the market. We believe that the administration per se has little market impact; it is the policies that are enacted that count. Those policies, though, are themselves often shaped by the market. The tremendous expansion of equity ownership through 401(k) and stock option plans has democratized the stock market over the past 10 years. It is much harder to pass legislation perceived to be market unfriendly than it was a generation ago. Now when markets react strongly, politicians are often forced to respond. The felt necessity to "do something" about oil prices is a current manifestation of the sensitivity of government to changes in markets. There is, of course, the real risk that governments overreact to normal market fluctuations, but that is balanced by their being unlikely to actively pursue policies that would have a substantial negative market impact. Legislation, no doubt, will continue to be proposed and sometimes passed that could have significant effects on individual industries.

   It is always more pleasant to write quarterly letters saying how well the market did and that we did even better than it is to write how the market has spent nine months doing little except drive price-earnings ratios lower. After five years where share prices rose faster than earnings, we are in a year where earnings are rising and share prices aren't. High oil prices and international tensions, higher short-term interest rates, upward pressure on inflation, and the uncertainty of an election year have all taken their toll on the market. The third quarter has also seen the highest level of pre-announced earnings warnings in several years, solid evidence that the economy is slowing. The good news is that the bad news is reflected in the market. At current prices, we believe the market represents good value and your portfolio even better value.

   As always, we appreciate your support and welcome your comments.

                                                              Bill Miller, CFA

October 16, 2000
DJIA 10238.8

                               ________________

Special Investment Trust

   The cumulative performance of your Fund for the various periods ended September 30, 2000, was as follows:

                                Three     Year
                               Months    to Date     1 Year    3 Years    5 Years      10 Years
-----------------------------------------------------------------------------------------------
Special Investment Trust       +2.77%     -3.96%    +17.78%     +54.06%     +151.75%    +477.23%

Lipper Mid-Cap Core
   Funds                       +7.27%    +19.20%    +50.97%     +55.35%     +133.22%    +518.80%
S&P 500 Composite Index        -0.97%     -1.39%    +13.28%     +57.88%     +166.82%    +490.81%
Russell 2000                   +1.11%     +4.18%    +23.39%     +18.98%     +79.28%     +377.97%

   We recovered some ground in the quarter, beating the S&P 500 and Russell 2000, but trailing the Mid-Cap Core funds. Our longer-term relative performance remains solid. Versus the S&P 500, which includes a broad representation of the larger capitalization stocks in the market, our one-year performance is soundly ahead, though we trail this index slightly for the year-to-date, three-, five- and ten-year periods. Versus the Mid-Cap Core universe, which Lipper has identified as our peer group, the Fund remains ahead in only the five-year period. Versus the Russell 2000, an index of smaller companies, we underperformed in the year-to-date and one-year periods, but remain considerably ahead for the three-, five- and ten-year periods.

   Looking at the benchmarks cited above, we see wildly divergent patterns of performance. In times of great volatility, like now, the performance numbers are even more difficult to interpret. It helps to remember the strategy and philosophy behind our process when the evidence is so mixed. Special Investment Trust continues to invest in small and medium-sized companies and special situations, where the stock price is significantly below what we believe the business is worth. This investment philosophy, applied long term, is how we believe investors can expect to earn excess returns over long time horizons. It also may mean, however, that in shorter measurement periods, our Fund is less invested in hot areas, and thus will not look like its comparable funds and/or "benchmarks."

   For the past two quarters, we have discussed the change in our outlook and how we were repositioning the Fund to reflect this change. This quarter, we focused on fine-tuning rather than broad repositioning. We are happy with our general positioning, with a slightly lower technology bent and a broader representation of services, consumer and capital goods companies. So, our movements within the portfolio this quarter have been much less geared to thinking about the overall Fund's weightings and positioning, and much more geared to shaving off parts of positions that are close to fair value in order to buy or add to positions in companies where we see a much greater return potential.

   Since the end of the third quarter, the correction in the markets, specifically in NASDAQ-type names, has led us to accelerate some of this buying and selling. We look at names we already own, and see them once again selling at prices that understate fair value by 50% or more, and we excitedly buy more. We are also struck daily by the values that are emerging in the current environment, and expect we will continue to use this opportunity to add aggressively either to existing positions that have over-corrected, or to troll the waters for new positions.

   In the third quarter, we sold two positions, United Asset Management and ICG Communications, and we added two new positions, Aetna and Lexmark.

   United Asset Management was bought out by Old Mutual, plc. We sold our position into the deal. We also sold our position in ICG Communications, as it became evident that their capital position was deteriorating significantly. We began selling the position when we figured out that in order to meet their business plan, the company would need billions of dollars more in capital than investors were assuming. The stock price was in the high teens at the time, and we completely liquidated the position before the stock broke below $6. Though we were not able to save shareholders from this unfortunate loss, our analysis got us out before the situation became even worse. This is a rare case of converging forces: the company changed its business model completely and the economics were not completely clear at first; the telecom landscape became very grim; and the capital markets closed their doors to these kinds of emergent telecommunications providers. Even the "smart money" investors, Hicks Muse and Liberty Media, who purchased the stock at $22, did not bail out until after we did. The capitulation of these strategic investors cost the company their funding, and the stock trades now below $1. We regret when we are this wrong about a holding, but hope we can identify those that are unsalvageable early.

   Aetna is a special situation. They recently sold their financial services business, and shareholders will receive a $35 cash payment for this division. We believe the remaining health insurance organization is undervalued. The company faces a major restructuring, but we believe that, properly managed, they have earnings potential that is not discounted by the adjusted stock price.

   Lexmark is the second largest manufacturer of laser and ink-jet printers, behind Hewlett-Packard. Unlike Hewlett, Lexmark manufactures their own printer engines and owns their technology. Like Hewlett, they have a significant opportunity to expand their installed base of printers and therefore sell a stream of cartridges, or media, to their customers. These media sales have very attractive economics - they are high-margin, recurring sales. The emergence of digital cameras and rich-text Internet pages has increased the ink that consumers are using to print what they need, and we believe that the number of printed pages will continue to expand. In the last year, Lexmark has expanded their manufacturing for increased ink-jet sales, and has experienced some pitfalls in the process. They missed their third quarter earnings estimates, driving the stock down, and were further beleaguered by investor worries about PC demand. The management is very returns-focused, and has repurchased stock with the majority of their discretionary free cash flow over the years. The stock, which was as high as $135 in March, recently traded in the low $30's and is at a very large discount to the valuation multiples at which it has historically traded. We believe that Lexmark's attractive business model, significant growth opportunity and great management will again become evident to investors after we emerge from the short-term issues of the last quarter, and will reflect the intrinsic value that we believe is far greater than today's stock price.

   We look forward to the last quarter of this volatile year with great optimism for the prospects of the companies we own. The current environment presents many opportunities, and we believe our patient, long-term approach will continue to uncover them. As always, we welcome your questions and comments and appreciate your support.

                                                          Lisa O. Rapuano, CFA
                                                          Bill Miller, CFA

October 16, 2000
DJIA 10238.8

Total Return Trust

   Our cumulative results for various periods ended September 30, 2000, are as follows:

                                        Third           Year
                                       Quarter         to Date        1 Year           3 Years         5 Years
----------------------------------------------------------------------------------------------------------------
Total Return Trust                        +0.21%          -1.57%          -4.25%          -4.62%          +69.47%

Lipper Multi-Cap Value Funds              +5.53%          +5.11%         +11.94%         +21.48%          +92.88%
Lipper Diversified Equity Funds           +2.67%          +6.46%         +28.17%         +54.75%         +135.57%
S&P 500 Composite Index                   -0.97%          -1.39%         +13.28%         +57.88%         +166.82%
Dow Jones Industrial Average*             +2.36%          -6.31%          +4.57%         +40.75%         +143.27%

______________
*Dividends reinvested daily.

   As you can see, the Total Return Trust outperformed the S&P 500 but underperformed its peer group in the third quarter. On a year-to-date basis, the Fund is in line with the S&P 500, although behind its peer group.

   Our results have clearly suffered over the one- and three-year periods, as the market has focused almost exclusively on technology and high growth stocks. Funds such as ours, oriented toward more traditional value names and higher yielding stocks, have significantly underperformed.

   As the character of the market has shifted since the NASDAQ (heavily weighted in technology) peak in March, the Fund's performance relative to its benchmark has greatly improved. For the seven months ended September 30, the Total Return Trust is up 12.4%, compared to 5.8% for the S&P 500, and 14.7% for Lipper Multi-Cap Value funds.

   Similar to the results of the first half of the year, the third quarter performance numbers continue to mask a great deal of volatility in the market, as investors grapple with "the three E's": energy prices, the euro, and earnings.

   The surge in oil prices to ten-year highs has investors worried that the spike in energy prices will slow the U.S. economy and lead to widespread inflationary pressures. As Paine Webber's Chief Economist, Dr. Maury Harris, points out, the U.S. imports about four billion barrels of oil annually, so a $10 per barrel increase in the cost of oil would only represent 0.4% of U.S. GDP. A modest slowing in the economy would likely be viewed favorably by the Fed, which has been trying to slow the economy to its targeted noninflationary estimated 3% - 4% real rate of growth.

   Importantly, while the spot price of oil has shot up, it is the price of oil in the futures market that deserves the most attention. While the spot price of oil is currently in the mid $30s, the futures price is in the mid $20s, implying that the current spot price of oil is not sustainable.

   The European currency, the euro, has fallen sharply over the last twelve months, which has negatively impacted the earnings of U.S. companies that do business in European countries. The European commission has recently taken steps to boost the value of the euro, namely raising interest rates and intervening in the currency market. Most economists believe the euro is close to bottoming relative to the dollar and the negative impact of the currency translation to U.S. multinational companies will reverse over the next year.

   Importantly, the currencies of key U.S. trading partners, namely the Canadian dollar, Mexican peso and Japanese yen, have remained relatively stable. Consequently, the profit-weighted dollar should be up only about 7% in the third quarter.

   Many prominent companies preannounced third quarter profit shortfalls in September and early October, causing investors to worry that the long period of profit growth is coming to an end. We believe this is an incorrect assessment.

   While a few sectors of the economy are being squeezed by rising energy costs and loss robust demand, profit growth is still very solid. Demand both inside and outside the U.S. is healthy, productivity growth is strong, and costs are under control. Overall S&P 500 profits are expected to rise around 10% when third quarter 2000 earnings reports are complete, and a respectable 8% in 2001. Importantly, a tempering of economic growth is healthy for the longevity of the economic expansion.

   As companies disappoint, their stocks are being severely penalized, resulting in attractive investment opportunities in many cases. As we've written previously, our goal is to invest in securities that we believe offer the best long-term returns within the confines of the objective of the Fund. When periodic severe overdiscounting of negative news occurs, as we believe has recently happened in a number of securities, we will aggressively establish or add to a position.

   Several stocks in the portfolio in which we had relatively small positions sold off dramatically in the quarter, namely Eastman Kodak, May Department Stores, Albertson's and WorldCom. We used their stock price weakness to aggressively add to our positions, and we now have 4% - 5% of the portfolio invested in each stock.

   Eastman Kodak preannounced a third quarter earnings shortfall due to the euro and a general sales slowdown in the U.S. and Europe, as retailers cut back on their inventory levels. The company's preannouncement sent the stock reeling 25% in one day, the largest one-day sell-off in the stock since October 1987. At $40, the stock trades at only 7.5x and 6.6x 2000 and 2001 estimated earnings, respectively; 1x enterprise value/1/ to sales (the lowest level at which the stock has traded since the company spun off its chemicals business in late
1993); and yields 4.3%.

   May Department Stores continued its slide that started about 18 months ago when the stock was $45. Currently $20, the stock has not been this low since 1992, while over this time period earnings are up 69%, the share count is down 20%, and the company's return on capital is the same, at about 12.5%. May has generated 25 consecutive years of record sales and earnings per share. For this exemplary performance, the company is being rewarded with a P/E multiple of only 8.2x this year's estimated earnings, less than a third of the S&P 500's multiple!

_______________
/1/ Defined as market capitalization plus total debt less cash and equivalents.

   Albertson's, Inc., the second largest grocery store operator in the country, has struggled with the integration of American Stores since the deal was consummated in June 1999. We believe the integration issues are largely over, and the stock is very attractive in the low $20s, trading at only 10.5x this year's estimated earnings.

   The grocery store industry is a mature industry, where top line comparable store sales growth should average 1-3% above inflation. We see no reason why Albertson's can't sustain this growth rate. If achieved, EBITDA/2/ margins should expand to 8%+ over time.

   Management has recently cut back its capital expenditure program, and has been buying back stock. We believe the stock should trade into the low $30s over the next 12 to 18 months, providing an attractive total return.

   WorldCom, as well as the entire telecommunications sector, has come under a great deal of pressure in the last several months, as investor focus has shifted from the revenue growth potential of the industry to the capital investment required to achieve that growth.

   The company's stock, down 34% in the third quarter alone, is now trading at its lowest relative multiple in 5 years. We believe the telecom industry is, and remains, a growth industry, and is, and remains, a capital-intensive industry. Thus, companies in this industry will go through spending periods to develop network infrastructure, which drives new products, which drives growth.

   We believe the capital investments being made today will result in a return on investment at least as high, if not higher, in the next five years than the companies are generating today. We believe there are many attractive stocks in the telecom universe, with WorldCom as a very good proxy.

   As always, we appreciate your support and welcome your comments.

                                                          Nancy Dennin, CFA

October 16, 2000
DJIA 10238.8

_____________
/2/ Earnings before interest, taxes, depreciation and amortization.

   Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of September 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

     Average annual total returns as of September 30, 2000, were as follows:

                                                         Value        Special Investment    Total Return      Composite
                                                         Trust              Trust               Trust           Index
   --------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                       +17.01%            +17.78%              -4.25%        +13.28%
          Five Years                                     +29.65             +20.28              +11.13         +21.69
          Ten Years                                      +24.33             +19.16              +14.64         +19.44
          Life of Class--Value Trust/A/                  +20.59                                                +18.18
          Life of Class--Special Investment Trust/A/                        +15.31                             +16.96
          Life of Class--Total Return Trust/A/                                                   +9.92         +17.23

      Cumulative Total Return
        Primary Class:
          One Year                                       +17.01%            +17.78%              -4.25%        +13.28%
          Five Years                                    +266.34            +151.75              +69.47        +166.82
          Ten Years                                     +782.53            +477.23             +292.21        +490.81
          Life of Class--Value Trust/A/               +3,077.66                                             +2,068.80
          Life of Class--Special Investment Trust/A/                       +719.16                            +907.59
          Life of Class--Total Return Trust/A/                                                 +307.48        +956.33

   --------------------------------------------------------------------------------------------------------------------

   /A/ Primary Class inception dates are:
         Value Trust--April 16, 1982
         Special Investment Trust--December 30, 1985
         Total Return Trust--November 21, 1985

     Value Trust--Primary Class

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)

      VT original shaded shares

      4/16/82     $ 10,000     $ 10,000
      6/30/82     $ 10,250     $ 10,250
      9/30/82     $ 11,680     $ 11,680
     12/31/82     $ 13,940     $ 14,091
      3/31/83     $ 16,160     $ 16,401
      6/30/83     $ 18,199     $ 18,490
      9/30/83     $ 18,781     $ 19,144
     12/31/83     $ 19,632     $ 20,108
      3/31/84     $ 18,870     $ 19,425
      6/30/84     $ 18,742     $ 19,333
      9/30/84     $ 20,468     $ 21,233
     12/31/84     $ 21,755     $ 22,679
      3/31/85     $ 23,583     $ 24,683
      6/30/85     $ 25,530     $ 26,754
      9/30/85     $ 24,948     $ 26,239
     12/31/85     $ 28,332     $ 29,910
      3/31/86     $ 32,556     $ 34,510
      6/30/86     $ 33,210     $ 35,225
      9/30/86     $ 30,797     $ 32,816
     12/31/86     $ 30,745     $ 32,737
      3/31/87     $ 35,503     $ 37,924
      6/30/87     $ 36,279     $ 38,753
      9/30/87     $ 37,583     $ 40,308
     12/31/87     $ 28,175     $ 30,324
      3/31/88     $ 32,267     $ 34,729
      6/30/88     $ 34,660     $ 37,411
      9/30/88     $ 34,766     $ 37,659
     12/31/88     $ 34,925     $ 38,134
      3/31/89     $ 37,650     $ 41,109
      6/30/89     $ 39,817     $ 43,646
      9/30/89     $ 43,919     $ 48,463
     12/31/89     $ 41,282     $ 45,834
      3/31/90     $ 39,891     $ 44,290
      6/30/90     $ 40,927     $ 45,741
      9/30/90     $ 31,981     $ 36,006
     12/31/90     $ 33,362     $ 38,063
      3/31/91     $ 37,702     $ 43,014
      6/30/91     $ 37,800     $ 43,365
      9/30/91     $ 41,928     $ 48,373
     12/31/91     $ 44,238     $ 51,282
      3/31/92     $ 44,210     $ 51,414
      6/30/92     $ 44,041     $ 51,377
      9/30/92     $ 44,830     $ 52,396
     12/31/92     $ 48,804     $ 57,149
      3/31/93     $ 50,184     $ 59,003
      6/30/93     $ 49,648     $ 58,545
      9/30/93     $ 51,113     $ 60,411
     12/31/93     $ 53,674     $ 63,584
      3/31/94     $ 52,621     $ 62,337
      6/30/94     $ 51,844     $ 61,392
      9/30/94     $ 54,953     $ 65,142
     12/31/94     $ 54,297     $ 64,465
      3/31/95     $ 57,634     $ 68,427
      6/30/95     $ 66,254     $ 78,331
      9/30/95     $ 73,242     $ 86,742
     12/31/95     $ 76,635     $ 90,742
      3/31/96     $ 82,111     $ 97,226
      6/30/96     $ 85,219     $100,767
      9/30/96     $ 92,605     $109,666
     12/31/96     $106,456     $125,617
      3/31/97     $110,069     $129,881
      6/30/97     $130,086     $153,325
      9/30/97     $151,543     $178,615
     12/31/97     $147,182     $172,156
      3/31/98     $172,492     $201,761
      6/30/98     $182,113     $212,323
      9/30/98     $160,908     $187,600
     12/31/98     $218,882     $254,865
      3/31/99     $259,794     $302,502
      6/30/99     $259,792     $300,753
      9/30/99     $234,590     $271,578
     12/31/99     $278,952     $322,934
      3/31/99     $278,915     $322,891
      6/30/00     $273,559     $312,195
      9/30/00     $278,441     $317,766

                             _____________________


Selected Portfolio Performance*

      Strong performers for the 3rd quarter 2000
      ----------------------------------------------------
       1. The Bear Stearns Companies, Inc.          +51.4%
       2. McKesson HBOC, Inc.                       +46.0%
       3. Bank One Corporation                      +45.4%
       4. MBNA Corporation                          +41.9%
       5. Washington Mutual, Inc.                   +37.9%
       6. Fannie Mae                                +37.0%
       7. MGIC Investment Corporation               +34.3%
       8. Freddie Mac                               +33.5%
       9. Foundation Health Systems, Inc.           +27.9%
      10. Storage Technology Corporation            +24.0%


      * Securities held for the entire quarter.

Portfolio Changes

      Securities added during the 3rd quarter 2000
      --------------------------------------------
      None

      Weak performers for the 3rd quarter 2000
      ----------------------------------------------------
       1. Dell Computer Corporation                  -37.5%
       2. Albertson's, Inc.                          -36.8%
       3. WorldCom, Inc.                             -33.8%
       4. Eastman Kodak Company                      -31.3%
       5. Nextel Communications, Inc.                -23.6%
       6. WPP Group plc                              -18.0%
       7. Gateway, Inc.                              -17.6%
       8. Aetna Inc.                                  -9.5%
       9. Waste Management Inc.                       -8.2%
      10. Metro-Goldwyn-Mayer, Inc.                   -8.1%

      Securities sold during the 3rd quarter 2000
      -----------------------------------------------------
      Koninklijke (Royal) Philips Electronics N.V.
      Mattel, Inc.
      Nokia Oyj

      Special Investment Trust--Primary Class

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)

value of original   value of shares

12/30/85    10,000     10,000
 3/31/86    11,530     11,530
 6/30/86    12,070     12,070
 9/30/86    10,359     10,377
12/31/86    10,716     10,735
 3/31/87    13,051     13,074
 6/30/87    12,878     12,900
 9/30/87    13,321     13,343
12/31/87     9,517      9,614
 3/31/88    11,107     11,220
 6/30/88    12,006     12,128
 9/30/88    11,633     11,762
12/31/88    11,381     11,507
 3/31/89    12,982     13,126
 6/30/89    14,462     14,623
 9/30/89    16,535     16,816
12/31/89    14,945     15,199
 3/31/90    14,890     15,143
 6/30/90    15,953     16,225
 9/30/90    13,807     14,191
12/31/90    14,767     15,278
 3/31/91    17,777     18,392
 6/30/91    17,935     18,556
 9/30/91    19,686     20,403
12/31/91    20,653     21,406
 3/31/92    21,249     22,154
 6/30/92    20,034     20,846
 9/30/92    20,074     20,887
12/31/92    23,620     24,577
 3/31/93    23,529     24,482
 6/30/93    25,144     26,206
 9/30/93    27,889     29,067
12/31/93    29,278     30,507
 3/31/94    28,511     29,708
 6/30/94    26,412     27,508
 9/30/94    27,737     28,888
12/31/94    25,463     26,519
 3/31/95    26,707     27,815
 6/30/95    28,759     29,944
 9/30/95    31,251     32,539
12/31/95    31,175     32,486
 3/31/96    34,291     35,733
 6/30/96    36,227     37,696
 9/30/96    37,107     38,611
12/31/96    40,193     41,793
 3/31/97    38,345     39,871
 6/30/97    44,498     46,186
 9/30/97    51,228     53,171
12/31/97    49,183     51,038
 3/31/98    54,899     56,969
 6/30/98    54,587     56,481
 9/30/98    43,405     44,911
12/31/98    60,825     62,934
 3/31/99    64,338     66,569
 6/30/99    69,822     71,831
 9/30/99    67,604     69,549
12/31/99    82,990     85,298
 3/31/00    83,259     85,574
 6/30/00    77,634     79,705
 9/30/00    79,787     81,916

                               _________________

Selected Portfolio Performance*

      Strong performers for the 3rd quarter 2000
      ---------------------------------------------------
       1. Caremark Rx, Inc.                         +65.1%
       2. SunGard Data Systems Inc.                 +38.1%
       3. UnumProvident Corporation                 +35.8%
       4. Wellpoint Health Networks Inc.            +32.5%
       5. Radian Group Inc.                         +30.4%
       6. Mandalay Resort Group                     +28.1%
       7. Cadence Design Systems, Inc.              +26.1%
       8. Storage Technology Corporation            +24.0%
       9. The TJX Companies, Inc.                   +20.0%
      10. Banknorth Group, Inc.                     +16.7%


      * Securities held for the entire quarter.

Portfolio Changes

      Securities added during the 3rd quarter 2000
      ---------------------------------------------------
      Aetna Inc.
      Lexmark International, Inc.

      Weak performers for the 3rd quarter 2000
      ----------------------------------------------------
       1. The FINOVA Group Inc.                      -44.2%
       2. Modis Professional Services, Inc.          -32.0%
       3. TALK.com, Inc.                             -24.2%
       4. Symantec Corporation                       -18.4%
       5. WPPGroup plc                               -18.0%
       6. Republic Services, Inc.                    -18.0%
       7. Gateway, Inc.                              -17.6%
       8. Bell & Howell Company                       -9.8%
       9. Enhance Financial Services
            Group, Inc.                               -9.6%
      10. Hollywood Entertainment Corp.               -5.6%

      Securities sold during the 3rd quarter 2000
      ----------------------------------------------------
      ICG Communications
      United Asset Management Corporation

      Total Return Trust--Primary Class

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)

         Value of original Value of shares

      11/21/85     10,000     10,000
      12/31/85     10,090     10,090
       3/31/86     10,780     10,780
       6/30/86     10,901     10,971
       9/30/86     10,258     10,384
      12/31/86     10,077     10,231
       3/31/87     11,673     11,884
       6/30/87     11,657     11,893
       9/30/87     12,084     12,409
      12/31/87      9,099      9,434
       3/31/88     10,295     10,675a
       6/30/88     10,888     11,315
       9/30/88     10,772     11,244
      12/31/88     10,923     11,487
       3/31/89     11,690     12,293
       6/30/89     12,201     12,918
       9/30/89     13,433     14,314
      12/31/89     12,478     13,367
       3/31/90     11,875     12,721
       6/30/90     11,928     12,810
       9/30/90      9,566     10,389
      12/31/90     10,055     11,118
       3/31/91     11,499     12,715
       6/30/91     11,833     13,124
       9/30/91     13,014     14,546
      12/31/91     13,885     15,620
       3/31/92     13,885     15,715
       6/30/92     14,409     16,416
       9/30/92     14,684     16,824
      12/31/92     15,482     17,856
       3/31/93     16,234     18,839
       6/30/93     16,141     18,823
       9/30/93     16,712     19,637
      12/31/93     17,202     20,370
       3/31/94     16,637     19,701
       6/30/94     16,640     19,706
       9/30/94     17,380     20,691
      12/31/94     15,763     18,920
       3/31/95     16,594     19,917
       6/30/95     18,215     22,037
       9/30/95     19,681     24,044
      12/31/95     19,837     24,665
       3/31/96     21,342     26,536
       6/30/96     21,718     27,167
       9/30/96     22,847     28,756
      12/31/96     25,591     32,346
       3/31/97     26,102     32,992
       6/30/97     30,062     37,530
       9/30/97     34,112     42,720
      12/31/97     35,424     44,477
       3/31/98     37,429     46,995
       6/30/98     36,931     46,277
       9/30/98     30,894     38,945
      12/31/98     35,166     44,301
       3/31/99     34,272     43,175
       6/30/99     38,174     47,872
       9/30/99     33,807     42,555
      12/31/99     32,911     41,397
       3/31/00     32,051     40,315
       6/30/00     32,450     40,663
       9/30/00    $32,467    $40,748

                               _________________


Selected Portfolio Performance*

      Strong performers for the 3rd quarter 2000
      ---------------------------------------------------
       1. The Allstate Corporation                  +56.2%
       2. Bank One Corporation                      +45.4%
       3. KeyCorp                                   +43.6%
       4. Washington Mutual, Inc.                   +37.9%
       5. Northrop Grumman Corporation              +37.2%
       6. Fannie Mae                                +37.0%
       7. UnumProvident Corporation                 +35.8%
       8. The TJX Companies, Inc.                   +20.0%
       9. Citigroup Inc.                            +19.6%
      10. SBC Communcations Inc.                    +15.6%


      * Securities held for the entire quarter.

Portfolio Changes

      Securities added during the 3rd quarter 2000
      ---------------------------------------------------
      Bank of America Corporation
      Delhaize America, Inc.
      E. I. du Pont de Nemours and Company
      Finova Capital Corp, 7.25%, due 11/8/04
      J. C. Penney Company, Inc.
      McDonald's Corporation


      Weak performers for the 3rd quarter 2000
      ---------------------------------------------------
       1. Intel Corporation                          -37.8%
       2. Dell Computer Corporation                  -37.5%
       3. Albertson's, Inc.                          -36.8%
       4. Nordstrom Inc.                             -35.5%
       5. WorldCom, Inc.                             -33.8%
       6. Eastman Kodak Company                      -31.3%
       7. Unisys Corporation                         -22.7%
       8. Tupperware Corporation                     -18.2%
       9. Gateway, Inc.                              -17.6%
      10. Maytag Corporation                         -15.8%


      Securities sold during the 3rd quarter 2000
      ----------------------------------------------------
      Abbott Laboratories
      Aetna Inc.
      Countrywide Credit Industries, Inc.
      Edison International
      Eli Lilly & Company
      Equity Residential Properties Trust
      Mattel, Inc.
      MGIC Investment Corporation
      Safeway Inc.
      Saks Incorporated
      Sara Lee Corporation
      Starwood Hotels & Resorts Worldwide, Inc.
      The FINOVA Group Inc.
      Visteon Corporation

Statement of Net Assets
September 30, 2000  (Unaudited)
(Amounts in Thousands)

     Legg Mason Value Trust, Inc.
                                                                                Shares/Par                   Value
--------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests-- 98.9%
     Capital Goods-- 4.9%
         Manufacturing (Diversified)-- 0.9%
         Danaher Corporation                                                       2,400                   $ 119,400
                                                                                                           ---------
         Waste Management-- 4.0%
         Waste Management Inc.                                                    29,700                     517,894
                                                                                                           ---------
     Communications Services-- 7.7%
         Telecommunications (Cellular/Wireless)-- 2.5%
         Nextel Communications, Inc.                                               7,000                     327,250/A/
                                                                                                           ---------
         Telephone-- 5.2%
         Telefonos de Mexico SA de CV (Telmex)                                     3,800                     202,113
         WorldCom, Inc.                                                           15,300                     464,737/A/
                                                                                                           ---------
                                                                                                             666,850
                                                                                                           ---------
     Consumer Cyclicals-- 13.9%
         Automobiles-- 1.6%
         General Motors Corporation                                                3,300                     214,500
                                                                                                           ---------
         Gaming, Lottery and Parimutuel Companies-- 1.8%
         MGM Mirage Inc.                                                           6,155                     235,038/B/
                                                                                                           ---------
         Lodging/Hotels-- 2.2%
         Starwood Hotels & Resorts Worldwide, Inc.                                 9,000                     281,250
                                                                                                           ---------
         Retail (Home Shopping)-- 3.5%
         Amazon.com, Inc.                                                         12,000                     461,250/A/
                                                                                                           ---------
         Retail (Specialty)-- 2.0%
         Toys "R" Us, Inc.                                                        15,700                     255,125/A,B/
                                                                                                           ---------
         Services (Advertising/Marketing)-- 2.8%
         WPP Group plc                                                            29,948                     358,746
                                                                                                           ---------
     Consumer Staples-- 7.3%
         Distributors (Food and Health)-- 2.2%
         McKesson HBOC, Inc.                                                       9,500                     290,344
                                                                                                           ---------
         Entertainment-- 0.7%
         Metro-Goldwyn-Mayer, Inc.                                                 3,704                      88,908/A/
                                                                                                           ---------

                                                           Shares/Par               Value
--------------------------------------------------------------------------------------------
    Retail (Food Chains)-- 4.4%
    Albertson's, Inc.                                          16,500             $  346,500
    The Kroger Co.                                              9,900                223,369/A/
                                                                                  ----------
                                                                                     569,869
                                                                                  ----------

Financials-- 35.4%
    Banks (International)-- 2.3%
    Lloyds TSB Group plc                                       31,991                298,539
                                                                                  ----------
    Banks (Major Regional)-- 6.6%
    Bank One Corporation                                       13,000                502,125
    FleetBoston Financial Corporation                           9,000                351,000
                                                                                  ----------
                                                                                     853,125
                                                                                  ----------

    Banks (Money Center)-- 4.1%
    Bank of America Corporation                                 4,000                209,500
    The Chase Manhattan Corporation                             7,000                323,312
                                                                                  ----------
                                                                                     532,812
                                                                                  ----------
    Consumer Finance-- 1.8%
    MBNA Corporation                                            6,000                231,000
                                                                                  ----------
    Financial (Diversified)-- 9.1%
    Citigroup Inc.                                              9,333                504,583
    Fannie Mae                                                  7,500                536,250
    Freddie Mac                                                 2,600                140,563
                                                                                  ----------
                                                                                   1,181,396
                                                                                  ----------

    Insurance (Property/Casualty)-- 5.9%
    Berkshire Hathaway Inc. - Class A                               4                270,480/A/
    MGIC Investment Corporation                                 8,000                489,000/B/
                                                                                  ----------
                                                                                     759,480
                                                                                  ----------
    Investment Banking/Brokerage-- 1.6%
    The Bear Stearns Companies, Inc.                            3,308                208,373
                                                                                  ----------
    Savings and Loan Companies-- 4.0%
    Washington Mutual, Inc.                                    13,200                525,525
                                                                                  ----------

16

                                                                              Shares/Par                   Value
     ---------------------------------------------------------------------------------------------------------------
     Health Care-- 9.7%
         Health Care (Managed Care)-- 9.7%
         Aetna Inc.                                                                6,145                  $  356,765
         Foundation Health Systems, Inc.                                          11,100                     184,537A,B
         United HealthCare Corporation                                             7,200                     711,000
                                                                                                          ----------
                                                                                                           1,252,302
                                                                                                          ----------
     Technology-- 20.0%
         Computers (Hardware)-- 9.0%
         Dell Computer Corporation                                                 3,700                     114,006/A/
         Gateway, Inc.                                                            14,980                     700,315/A/
         International Business Machines Corporation                               3,200                     360,000
                                                                                                          ----------
                                                                                                           1,174,321
                                                                                                          ----------

         Computers (Peripherals)-- 0.8%
         Storage Technology Corporation                                            8,000                     108,500/A,B/
                                                                                                          ----------
         Computers (Software/Services)-- 7.4%
         America Online, Inc.                                                     17,755                     954,310/A/
                                                                                                          ----------
         Photography/Imaging-- 2.8%
         Eastman Kodak Company                                                     8,750                     357,656
                                                                                                          ----------
     Total Common Stock and Equity Interests (Identified Cost-- $9,377,784)                               12,823,763
     ------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.2%

      Goldman, Sachs & Company

      6.60%, dated 9/29/00, to be repurchased at $76,744 on 10/2/00
      (Collateral: $84,571 Fannie Mae mortgage-backed securities,
      6%, due 5/1/29, value $79,443)                                             $76,702                      76,702
      Morgan Stanley Dean Witter

      6.58%, dated 9/29/00, to be repurchased at $76,744 on 10/2/00
      (Collateral: $77,221 Ginnie Mae mortgage-backed securities,
      8%, due 8/20/30, value $78,739)                                             76,702                      76,702
                                                                                                          ----------
     Total Repurchase Agreements (Identified Cost-- $153,404)                                                153,404
     --------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.1% (Identified Cost-- $9,531,188)                                           12,977,167
      Other Assets Less Liabilities-- (0.1)%                                                                  (9,639)
                                                                                                         -----------
      Net assets-- 100.0%                                                                                $12,967,528
                                                                                                         ===========

-------------------------------------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
 173,914 Primary Class shares outstanding                                                         $ 7,271,415
  18,070 Navigator Class shares outstanding                                                         1,000,089
Accumulated net investment income/(loss)                                                              (25,157)
Accumulated net realized gain/(loss) on investments                                                 1,275,263
Unrealized appreciation/(depreciation) of investments and
 foreign currency transactions                                                                      3,445,918
                                                                                                  -----------

Net assets-- 100.0%                                                                               $12,967,528
                                                                                                  ===========
Net asset value per share:

    Primary Class                                                                                 $     67.30
                                                                                                  -----------
    Navigator Class                                                                               $     69.88
                                                                                                  -----------
 ------------------------------------------------------------------------------------------------------------

 /A/ Non-income producing.
 /B/ Affiliated Company--As defined in the Investment Company Act of 1940, an
     "Affiliated Company" represents fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2000, the total market value of Affiliated Companies was $1,272,200 and the identified cost was $1,119,297.

 See notes to financial statements.

     Statement of Net Assets
     September 30, 2000  (Unaudited)
     (Amounts in Thousands)


     Legg Mason Special Investment Trust, Inc.

                                                                                Shares/Par                   Value
-----------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests-- 94.7%
     Capital Goods-- 4.5%
         Waste Management-- 4.5%
         Republic Services, Inc.                                                   9,000                   $ 118,125/A,B/
                                                                                                           ---------
     Communications Services-- 1.0%
         Telecommunications (Long Distance)-- 1.0%
         TALK.com, Inc.                                                            5,763                      25,395/A,B/
                                                                                                           ---------
     Consumer Cyclicals-- 24.4%
         Gaming, Lottery and Parimutuel Companies-- 6.2%
         Mandalay Resort Group                                                     4,203                     107,704/A/
         Pinnacle Entertainment, Inc.                                              2,515                      54,701/B/
                                                                                                           ---------
                                                                                                             162,405
                                                                                                           ---------
         Retail (Discounters)-- 1.8%
         Consolidated Stores Corporation                                           3,486                      47,057/A/
                                                                                                           ---------
         Retail (Specialty-Apparel)-- 3.7%
         The TJX Companies, Inc.                                                   4,345                      97,763
                                                                                                           ---------
         Services (Advertising/Marketing)-- 8.3%
         Acxiom Corporation                                                          701                      22,244/A/
         Acxiom Corporation (private placement)                                    3,300                      99,536/A/
         WPP Group plc                                                             8,027                      96,158
                                                                                                           ---------
                                                                                                             217,938
                                                                                                           ---------

         Services (Commercial and Consumer)-- 2.5%
         Viad Corp                                                                 2,470                      65,609
                                                                                                           ---------
         Textiles (Apparel)-- 1.9%
         Liz Claiborne, Inc.                                                       1,288                      49,569
                                                                                                           ---------
     Consumer Staples-- 8.2%
         Entertainment-- 1.1%
         Hollywood Entertainment Corp.                                             4,000                      29,750/A,B/
                                                                                                           ---------
         Retail (Drug Stores)-- 3.9%
         Caremark Rx, Inc.                                                         9,000                     101,250/A/
                                                                                                           ---------

                                                                        Shares/Par                   Value
--------------------------------------------------------------------------------------------------------------
   Sevices (Employment)-- 3.2%
   Manpower Inc.                                                             1,805                    $ 57,631
   Modis Professional Services, Inc.                                         5,200                      26,975/A,B/
                                                                                                      --------
                                                                                                        84,606
                                                                                                      --------
Financials-- 11.3%
   Banks (Major Regional)-- 1.1%
   Banknorth Group, Inc.                                                     1,600                      28,600
                                                                                                      --------
   Financial (Diversified)-- 1.0%
   The FINOVA Group Inc.                                                     3,750                      27,187/B/
                                                                                                      --------
   Insurance (Life/Health)-- 3.6%
   UnumProvident Corporation                                                 3,500                      95,375
                                                                                                      --------
   Insurance (Property/Casualty)-- 5.6%
   Enhance Financial Services Group, Inc.                                    3,000                      39,000/B/
   Radian Group Inc.                                                         1,600                     108,000
                                                                                                      --------
                                                                                                       147,000
                                                                                                      --------

Health Care-- 7.7%
   Biotechnology-- 1.5%
   Cell Genesys, Inc.                                                        1,300                      39,000/A/
                                                                                                      --------
   Health Care (Managed Care)-- 6.2%
   Aetna Inc.                                                                1,000                      58,063
   Wellpoint Health Networks Inc.                                            1,100                     105,600/A/
                                                                                                      --------
                                                                                                       163,663
                                                                                                      --------

Miscellaneous-- N.M.
   Olsen & Associates AG                                                        30                         N.M./A,C/
                                                                                                      --------
Technology-- 37.6%
   Computers (Hardware)-- 6.3%
   Gateway, Inc.                                                             3,550                     165,962/A/
                                                                                                      --------
   Computers (Networking)-- 3.9%
   Cabletron Systems, Inc.                                                   3,500                     102,813/A/
                                                                                                      --------

                                                                                Shares/Par              Value
------------------------------------------------------------------------------------------------------------------
     Computers (Peripherals) -- 1.7%
     Lexmark International, Inc.                                                       500         $   18,750/A/
     Storage Technology Corporation                                                  1,950             26,447/A/
                                                                                                   ----------
                                                                                                       45,197
                                                                                                   ----------

     Computers (Software/Services) -- 16.1%
     America Online, Inc.                                                            2,600            139,750/A/
     Bell & Howell Company                                                           1,300             28,437/A/,/B/
     Cadence Design Systems, Inc.                                                    2,900             74,494/A/
     Sybase, Inc.                                                                    3,500             80,500/A/
     Symantec Corporation                                                            2,300            101,200/A/
                                                                                                   ----------
                                                                                                      424,381
                                                                                                   ----------

     Services (Computer Systems) -- 3.9%
     SunGard Data Systems Inc.                                                       2,365            101,252/A/
                                                                                                   ----------

     Services (Data Processing) -- 5.7%
     Ceridian Corporation                                                            3,000             84,187/A/
     Equifax Inc.                                                                    2,400             64,650
                                                                                                   ----------
                                                                                                      148,837
                                                                                                   ----------
   Total Common Stock and Equity Interests (Identified Cost -- $1,772,258)                          2,488,734
   ---------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.0%
     Amazon.com, Inc., 4.75%, 2/1/09                                              $ 20,000             13,325/D/
        Amazon.com, Inc., 4.75%, 2/1/09                                               100,000          66,625
                                                                                                   ----------
   Total Corporate and Other Bonds (Identified Cost -- $82,346)                                        79,950
   ---------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%
   Goldman, Sachs & Company
     6.60%, dated 9/29/00, to be repurchased at $29,123 on 10/2/00
     (Collateral: $32,094 Fannie Mae mortgage-backed securities,
     6%, due 1/1/29, value $30,147)                                                 29,107             29,107
   Morgan Stanley Dean Witter
     6.58%, dated 9/29/00, to be repurchased at $29,123 on 10/2/00
     (Collateral: $28,636 Ginnie Mae mortgage-backed securities,
     9%, due 11/15/18, value $29,893)                                               29,107             29,107
                                                                                                   ----------
   Total Repurchase Agreements (Identified Cost -- $58,214)                                            58,214
   ---------------------------------------------------------------------------------------------------------------
   Total Investments -- 99.9% (Identified Cost -- $1,912,818)                                       2,626,898
   Other Assets Less Liabilities -- 0.1%                                                                2,196
                                                                                                   ----------
   Net assets -- 100.0%                                                                            $2,629,094
                                                                                                   ==========

--------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
  67,628 Primary Class shares outstanding                         $1,734,064
   3,119 Navigator shares outstanding                                 87,567
Accumulated net investment income/(loss)                             (12,262)
Accumulated net realized gain/(loss) on investments                  105,639
Unrealized appreciation/(depreciation) of investments                714,086
                                                                  ----------

Net assets -- 100.0%                                              $2,629,094
                                                                  ==========
Net asset value per share:

  Primary Class                                                   $    37.04
                                                                  ==========
  Navigator Class                                                 $    39.78
                                                                  ==========
--------------------------------------------------------------------------------
/A/  Non-income producing.
/B/ Affiliated Company--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2000, the total market value of Affiliated Companies was $349,570 and the identified cost was $531,465.
/C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0% of net assets.
/D/ Rule 144a security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be sold subject to that rule except to qualified institutional buyers. This security represents 0.5% of net assets.
N.M. - Not meaningful.

See notes to financial statements.

Statement of Net Assets
September 30, 2000  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                      Shares/Par            Value
------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 91.9%
  Basic Materials -- 1.0%
    Chemicals -- 1.0%
    E.I. du Pont de Nemours and Company                                   85              $ 3,522
                                                                                          -------

  Capital Goods -- 5.6%
    Aerospace/Defense -- 1.3%
    Northrop Grumman Corporation                                          50                4,544
                                                                                          -------

    Electrical Equipment -- 1.1%
    General Electric Company                                              65                3,750
                                                                                          -------

    Manufacturing (Diversified) -- 0.8%
    Honeywell International Inc.                                          75                2,672
                                                                                          -------

    Waste Management -- 2.4%
    Waste Management Inc.                                                490                8,544
                                                                                          -------

  Communications Services -- 11.6%
    Telecommunications (Long Distance) -- 2.0%
    AT&T Corp.                                                           235                6,903
                                                                                          -------

    Telephone -- 9.6%
    SBC Communications Inc.                                              115                5,750
    Verizon Communications                                               188                9,116
    WorldCom, Inc.                                                       600               18,225/A/
                                                                                          -------
                                                                                           33,091
                                                                                          -------

  Consumer Cyclicals -- 13.9%
    Automobiles -- 2.4%
    Ford Motor Company                                                   175                4,425
    General Motors Corporation                                            60                3,900
                                                                                          -------
                                                                                            8,325
                                                                                          -------

    Hardware and Tools -- 1.5%
    The Black & Decker Corporation                                       150                5,128
                                                                                          -------

    Household Furnishings and Appliances -- 0.7%
    Maytag Corporation                                                    80                2,485
                                                                                          -------

                                                       Shares/Par            Value
---------------------------------------------------------------------------------------
  Retail (Department Stores) -- 4.5%
  J.C. Penney Company, Inc.                               220              $ 2,599
  Nordstrom Inc.                                           65                1,011
  The May Department Stores Company                       580               11,890
                                                                           -------
                                                                            15,500
                                                                           -------
  Retail (Specialty) -- 2.4%
  Toys "R" Us, Inc.                                       505                8,206/A/
                                                                           -------

  Retail (Specialty-Apparel) -- 2.4%
  The TJX Companies, Inc.                                 375                8,438
                                                                           -------
Consumer Staples -- 9.2%
  Entertainment -- 1.4%
  Time Warner Inc.                                         60                4,695
                                                                           -------
  Housewares -- 0.8%
  Tupperware Corporation                                  156                2,804
                                                                           -------
  Restaurants -- 1.0%
  McDonald's Corporation                                  110                3,321
                                                                           -------
  Retail (Food Chains) -- 6.0%
  Albertson's, Inc.                                       554               11,642
  Delhaize America, Inc.                                  189                3,166
  The Kroger Co.                                          272                6,128/A/
                                                                           -------
                                                                            20,936
                                                                           -------
Financials -- 28.4%
  Banks (International) -- 5.4%
  Lloyds TSB Group plc                                  2,009               18,746
                                                                           -------
  Banks (Major Regional) -- 5.5%
  Bank One Corporation                                    195                7,532
  FleetBoston Financial Corporation                       140                5,460
  KeyCorp                                                 240                6,075
                                                                           -------
                                                                            19,067
                                                                           -------
  Banks (Money Center) -- 2.8%
  Bank of America Corporation                              51                2,671
  The Chase Manhattan Corporation                         155                7,159
                                                                           -------
                                                                             9,830
                                                                           -------

                                                       Shares/Par            Value
---------------------------------------------------------------------------------------
  Financial (Diversified) -- 7.8%
  Citigroup Inc.                                            78             $ 4,235
  Fannie Mae                                               145              10,367
  Mid-America Apartment Communities, Inc.                  236               5,654
  National Golf Properties, Inc.                           226               4,670
  Nationwide Health Properties, Inc.                       130               2,077
                                                                           -------
                                                                            27,003
                                                                           -------
  Insurance (Life/Health) -- 3.2%
  UnumProvident Corporation                                410              11,172
                                                                           -------
  Insurance (Property/Casualty) -- 1.5%
  Enhance Financial Services Group, Inc.                   208               2,709
  The Allstate Corporation                                  68               2,353
                                                                           -------
                                                                             5,062
                                                                           -------
  Savings and Loan Companies -- 2.2%
  Washington Mutual, Inc.                                  190               7,564
                                                                           -------
Health Care -- 4.5%
  Health Care (Diversified) -- 2.8%
  Bristol-Myers Squibb Company                             105               5,998
  Johnson & Johnson                                         40               3,758
                                                                           -------
                                                                             9,756
                                                                           -------
  Health Care (Drugs/Major Pharmaceuticals) -- 1.7%
  Merck & Co., Inc.                                         80               5,955
                                                                           -------
Technology -- 17.7%
  Computers (Hardware) -- 8.7%
  Dell Computer Corporation                                 65               2,003/A/
  Gateway, Inc.                                            180               8,415/A/
  International Business Machines Corporation              175              19,687
                                                                           -------
                                                                            30,105
                                                                           -------
  Computers (Software/Services) -- 3.8%
  America Online, Inc.                                      95               5,106/A/
  Unisys Corporation                                       715               8,044/A/
                                                                           -------
                                                                            13,150
                                                                           -------
  Electronics (Semiconductors) -- 0.5%
  Intel Corporation                                         40               1,663
                                                                           -------

                                                                                Shares/Par             Value
-----------------------------------------------------------------------------------------------------------------
       Photography/Imaging -- 4.7%
       Eastman Kodak Company                                                         400            $ 16,350
                                                                                                    --------
    Total Common Stock and Equity Interests (Identified Cost -- $279,569)                            318,287
    -------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 4.1%
       Amazon.com, Inc., 4.75%, due 2/1/09                                      $ 14,000               9,328
       Finova Capital Corp, 7.25%, due 11/8/04                                     6,475               4,856
                                                                                                    --------
    Total Corporate and Other Bonds (Identified Cost -- $15,752)                                      14,184
    -------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.3%
    Goldman, Sachs & Company
       6.60%, dated 9/29/00, to be repurchased at $3,929 on 10/2/00
       (Collateral: $4,330 Fannie Mae mortgage-backed securities,
       6%, due 1/1/29, value $4,068)                                               3,927               3,927
                                                                                                    --------
    Morgan Stanley Dean Witter

       6.58%, dated 9/29/00, to be repurchased at $3,929 on 10/2/00
       (Collateral: $4,107 Ginnie Mae mortgage-backed securities,
       7%, due 3/20/29, value $4,051)                                              3,927               3,927
                                                                                                    --------
    Total Repurchase Agreements (Identified Cost -- $7,854)                                            7,854
    -------------------------------------------------------------------------------------------------------------
    Total Investments -- 98.3% (Identified Cost -- $303,175)                                         340,325
    Other Assets Less Liabilities -- 1.7%                                                              5,879
                                                                                                    --------
    Net assets consisting of:
    Accumulated paid-in capital applicable to:
       18,590 Primary Class shares outstanding                                  $284,116
          672 Navigator Class shares outstanding                                  11,053
    Undistributed net investment income/(loss)                                       720
    Accumulated net realized gain/(loss) on investments                           13,170
    Unrealized appreciation/(depreciation) of investments and
       foreign currency transactions                                              37,145
                                                                                --------
    Net assets -- 100.0%                                                                            $346,204
                                                                                                    ========
    Net asset value per share:

       Primary Class                                                                                $  17.97
                                                                                                    ========
       Navigator Class                                                                              $  18.12
                                                                                                    ========
-----------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.

See notes to financial statements.

     Statements of Operations
     (Amounts in Thousands) (Unaudited)

                                                                                   Six Months Ended 9/30/00
                                                                   ---------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
     -----------------------------------------------------------------------------------------------------------------------
Investment Income:

      Dividends:
        Affiliated companies                                          $      400          $   1,575          $       --
        Other securities/A/                                               68,986              4,190               4,017
      Interest                                                            10,403              5,046                 837
                                                                     -----------         ----------         -----------
          Total income                                                    79,789             10,811               4,854
                                                                     -----------         ----------         -----------

Expenses:

      Investment advisory fee                                             43,605              9,234               1,383
      Distribution and service fees                                       56,835             12,632               1,781
      Transfer agent and shareholder servicing expense                     1,975                618                 162
      Audit and legal fees                                                   168                 44                  25
      Custodian fee                                                        1,117                322                 102
      Directors' fees                                                         11                 11                   8
      Registration fees                                                      394                 49                  14
      Reports to shareholders                                                597                151                  46
      Other expenses                                                         163                 39                   9
                                                                     -----------         ----------         -----------
                                                                         104,865             23,100               3,530
          Less expenses reimbursed                                           (43)               (27)                 --
                                                                     -----------         ----------         -----------
          Total expenses, net of reimbursement                           104,822             23,073               3,530
                                                                     -----------         ----------         -----------
      Net Investment Income/(Loss)                                       (25,033)           (12,262)              1,324
                                                                     -----------         ----------         -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on investments
         and foreign currency transactions                             1,276,331            105,629              14,003
      Change in unrealized appreciation/(depreciation)
         of investments and foreign currency translations             (1,450,355)          (210,086)            (10,919)
                                                                     -----------         ----------         -----------
      Net Realized and Unrealized Gain/(Loss) on Investments            (174,024)          (104,457)              3,084
     -----------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                  $ (199,057)         $(116,719)         $    4,408
     -----------------------------------------------------------------------------------------------------------------------

     /A/ Net of foreign taxes wi[CAPTION] $1,082, $49 and $31,  respectively.

     See notes to financial statements.

     Statements of Changes in Net Assets
     (Amounts in Thousands)

                                                                   Value            Special Investment          Total Return
                                                                   Trust                   Trust                    Trust

                                                          Six Months      Year     Six Months     Year      Six Months    Year
                                                             Ended        Ended       Ended       Ended        Ended      Ended
                                                            9/30/00      3/31/00     9/30/00     3/31/00      9/30/00    3/31/00
      -----------------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)               (Unaudited)               (Unaudited)
Change in Net Assets:
      Net investment income/(loss)                       $  (25,033)  $   (67,878) $   (12,262) $   (26,881)  $  1,324    $   5,997
      Net realized gain/(loss) on investments
         and foreign currency transactions                 1,276,331    1,174,559      105,629      201,007     14,003       19,405
      Change in unrealized appreciation/
         (depreciation) of investments
         and foreign currency translations                (1,450,355)    (260,951)    (210,086)     406,280    (10,919)     (60,980)
      -----------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                                     (199,057)     845,730     (116,719)     580,406      4,408      (35,578)
      Distributions to shareholders:
         From net investment income:
             Primary Class                                        --           --           --           --     (1,342)      (7,936)
             Navigator Class                                      --           --           --           --       (107)        (421)
         From net realized gain on investments:
             Primary Class                                (1,062,922)    (366,234)     (99,878)    (405,384)    (8,273)     (34,027)
             Navigator Class                                (110,676)     (30,950)      (4,456)     (15,735)      (286)        (944)
      Change in net assets from Fund share
         transactions:
             Primary Class                                   838,582    1,626,765       67,385      651,428    (22,555)    (126,787)
             Navigator Class                                 174,057      340,303       10,824       39,442        710       (1,250)
      -----------------------------------------------------------------------------------------------------------------------------
      Change in net assets                                  (360,016)   2,415,614     (142,844)     850,157    (27,445)    (206,943)

Net Assets:

      Beginning of period                                 13,327,544   10,911,930    2,771,938    1,921,781    373,649      580,592
      -----------------------------------------------------------------------------------------------------------------------------
      End of period                                      $12,967,528  $13,327,544  $ 2,629,094  $ 2,771,938   $346,204    $ 373,649
      -----------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income/(loss)        $    (25,157) $      (124) $   (12,262) $        --   $    720    $     845
      -----------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

     Financial Highlights

          Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                          Investment Operations                                  Distributions
                              ---------------------------------------------   ----------------------------------------
                                                                                             From
                          Net Asset     Net       Net Realized     Total         From         Net                       Net Asset
                            Value,   Investment  and Unrealized    From           Net       Realized                     Value,
                          Beginning    Income/    Gain/ (Loss)   Investment    Investment   Gain on       Total          End of
                          of Period    (Loss)   on Investments   Operations      Income   Investments  Distributions     Period
      ---------------------------------------------------------------------------------------------------------------------------
Value Trust
      Six Months Ended
        Sept. 30, 2000*      $75.25     $(.16)       $(1.14)      $(1.30)       $  --      $(6.65)      $(6.65)           $67.30
      Years Ended Mar. 31,
        2000                  73.09      (.44)         5.06         4.62           --       (2.46)       (2.46)            75.25
        1999                  50.10      (.18)        24.58        24.40           --       (1.41)       (1.41)            73.09
        1998                  34.11      (.02)        18.37        18.35         (.04)      (2.32)       (2.36)            50.10
        1997                  26.99       .13          8.68         8.81         (.16)      (1.53)       (1.69)            34.11
        1996                  20.21       .19          8.00         8.19         (.17)      (1.24)       (1.41)            26.99

Special Investment Trust
      Six Months Ended
        Sept. 30, 2000*      $40.28     $(.18)       $(1.54)      $(1.72)       $  --      $(1.52)      $(1.52)           $37.04
      Years Ended Mar. 31,
        2000                  38.82      (.40)         9.90         9.50           --       (8.04)       (8.04)            40.28
        1999                  36.02      (.32)         5.78         5.46           --       (2.66)       (2.66)            38.82
        1998                  26.55      (.31)        11.28        10.97           --       (1.50)       (1.50)            36.02
        1997                  25.09      (.23)         3.10         2.87           --       (1.41)       (1.41)            26.55
        1996                  19.96       --           5.60         5.60           --        (.47)        (.47)            25.09

Total Return Trust
      Six Months Ended
        Sept. 30, 2000*      $18.26     $ .06        $  .14       $  .20        $(.06)     $ (.43)      $ (.49)           $17.97
      Years Ended Mar. 31,
        2000                  21.08       .22         (1.43)       (1.21)        (.30)      (1.31)       (1.61)            18.26
        1999                  24.63       .38         (2.35)       (1.97)        (.38)      (1.20)       (1.58)            21.08
        1998                  19.39       .44          7.23         7.67         (.40)      (2.03)       (2.43)            24.63
        1997                  16.45       .46          3.47         3.93         (.43)       (.56)        (.99)            19.39
        1996                  12.79       .48          3.69         4.17         (.51)         --         (.51)            16.45
      ---------------------------------------------------------------------------------------------------------------------------

                                                   Ratios/Supplemental Data
                             ------------------------------------------------------------------------
                                                               Net
                                                           Investment                    Net Assets,
                                            Expenses     Income/(Loss)   Portfolio         End of
                                 Total     to Average     to Average     Turnover          Period
                                Return     Net Assets     Net Assets       Rate        (in thousands)
      -----------------------------------------------------------------------------------------------
Value Trust
      Six Months Ended
        Sept. 30, 2000*         (1.59)%/A/      1.68%/B/         (.5)%/B/    29.8%/B/     $11,704,727
      Years Ended Mar. 31,
        2000                     6.74%          1.68%            (.6)%       19.7%         12,116,912
        1999                    49.93%          1.69%            (.4)%       19.3%         10,097,527
        1998                    55.34%          1.73%            (.1)%       12.9%          4,810,409
        1997                    33.59%          1.77%             .4%        10.5%          2,236,400
        1996                    42.09%          1.82%             .8%        19.6%          1,450,774

Special Investment Trust
      Six Months Ended
        Sept. 30, 2000*         (4.27)%/A/      1.79%/B/         (1.0)%/B/   31.2%/B/     $ 2,505,019
      Years Ended Mar. 31,
        2000                    28.55%          1.80%            (1.2)%      29.3%          2,649,860
        1999                    16.85%          1.84%            (1.0)%      47.8%          1,850,289
        1998                    42.88%          1.86%            (1.1)%      29.8%          1,555,336
        1997                    11.58%          1.92%             (.9)%      29.2%            947,684
        1996                    28.47%          1.96%              --        35.6%            792,240

Total Return Trust
      Six Months Ended
        Sept. 30, 2000*          1.07%/A/       1.95%/B/           .7%/B/    95.4%/B/     $    334,033
      Years Ended Mar. 31,
        2000                    (6.62)%         1.89%             1.1%       85.4%             362,006
        1999                    (8.13)%         1.87%             1.7%       44.2%             565,317
        1998                    42.44%          1.88%             2.1%       20.6%             700,535
        1997                    24.33%          1.93%             2.6%       38.4%             380,458
        1996                    33.23%          1.95%             3.2%       34.7%             267,010
      ------------------------------------------------------------------------------------------------

      /A/ Not annualized.
      /B/ Annualized.
      *   Unaudited.

      See notes to financial statements

      Notes to Financial Statements
      Value Trust
      Special Investment Trust
      Total Return Trust
      (Amounts in Thousands) (Unaudited)
      --------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

           Each Fund consists of two classes of shares: Primary Class, offered since April 16, 1982, for Value Trust, since December 30, 1985, for Special Investment Trust, and since November 21, 1985, for Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994, for each Fund. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Foreign Currency Translation

           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

           (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders

           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Total Return Trust, and annually for Value Trust and Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

       -------------------------------------------------------------------------
       Security Transactions

              Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2000, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                                 Receivable for              Payable for
                                Securities Sold         Securities Purchased
       --------------------------------------------------------------------
       Value Trust                   $37,414                   $49,066
       Special Investment Trust        7,055                     3,075
       Total Return Trust             11,457                     5,988

       Federal Income Taxes

              No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

       Use of Estimates

              Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

              For the six months ended September 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                       Purchases      Proceeds From Sales
       --------------------------------------------------------------------
       Value Trust                    $2,040,939          $1,908,452
       Special Investment Trust          397,689             413,652
       Total Return Trust                164,631             178,997

              At September 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                          Net Appreciation
                                         Cost        Appreciation    Depreciation          (Depreciation)
       ---------------------------------------------------------------------------------------------------
       Value Trust                   $9,531,188      $4,460,831     $(1,014,852)           $3,445,979
       Special Investment Trust       1,912,818         955,165        (241,085)              714,080
       Total Return Trust               303,175          63,211         (26,061)               37,150

3. Repurchase Agreements:

              All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      --------------------------------------------------------------------------
4. Transactions With Affiliates:

           Each Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to their respective agreements, LMFM provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.

           Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. served as investment adviser to the Funds, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal years ended March 31, 1996 through 2000, and for the four months ended August 1, 2000, the Funds paid the adviser fees as shown in the table below, net of any waivers.

           LMFM has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.95% of average daily net assets for Primary Class shares. The Funds' agreements with LMFM provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of advisory fees and audit and director fee reimbursements for each
      Fund:

                                                                                         Six Months Ended                At
                                                                                        September 30, 2000       September 30, 2000
                                                                                        ------------------------------------------
                                      Advisory                Asset            Expense       Expenses                 Advisory
      Fund                              Fee                Breakpoint        Limitation     Reimbursed              Fee Payable
      ------------------------------------------------------------------------------------------------------------------------------
      Value Trust                        1.00%           $0-$100 million         NA           $33                     $7,282
                                         0.75%       $100 million-$1 billion
                                         0.65%       in excess of $1 billion
      Special Investment Trust       same as above        same as above          NA            27                      1,556
      Total Return Trust                 0.75%             all assets           1.95%          NA                        222


           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                          At September 30, 2000
                                                    ---------------------------------
                                    Distribution    Service  Distribution and Service
      Fund                                Fee          Fee          Fees Payable
-------------------------------------------------------------------------------------
      Value Trust                        0.70%        0.25%             $9,478
      Special Investment Trust           0.75%        0.25%              2,129
      Total Return Trust                 0.75%        0.25%                285

           Special Investment Trust and Total Return Trust paid $10 and $2, respectively, in brokerage commissions to Legg Mason for Fund security transactions for the six months ended September 30, 2000. Value Trust paid no brokerage commissions to Legg Mason for the six months ended September 30, 2000.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 2000: Value Trust, $623; Special Investment Trust, $171; and Total Return Trust, $31.

           LMFM and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

      --------------------------------------------------------------------------
5. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended September 30, 2000, the Funds had no borrowings under the Credit Agreement.

6. Fund Share Transactions:

           At September 30, 2000, there were 400,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At September 30, 2000, there were 100,000 shares authorized at $.001 par value for the Navigator Class of Value Trust. The Navigator Classes of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.

           Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions       Repurchased            Net Change
                                         ------------------    ----------------   -----------------     -------------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount     Shares       Amount
---------------------------------------------------------------------------------------------------------------------------------
      Value Trust
      --Primary Class
        Six Months Ended Sept. 30, 2000   10,977 $  779,361    15,356 $1,015,884 (13,431)$  (956,663)    12,902 $  838,582
        Year Ended March 31, 2000         54,139  3,838,426     5,175    347,619 (36,445) (2,559,280)    22,869  1,626,765

      --Navigator Class
        Six Months Ended Sept. 30, 2000    2,274 $  167,586     1,495 $  102,414  (1,317) $  (95,943)     2,452 $  174,057
        Year Ended March 31, 2000          7,623    553,197       413     28,343  (3,351)   (241,237)     4,685    340,303

      Special Investment Trust
      --Primary Class
        Six Months Ended Sept. 30, 2000    3,609 $  134,840     2,639  $  97,660  (4,411)$  (165,115)     1,837  $  67,385
        Year Ended March 31, 2000         14,535    552,539    11,373    395,951  (7,775)   (297,062)    18,133    651,428

      --Navigator Class
        Six Months Ended Sept. 30, 2000      285 $   11,280       112  $   4,429    (123)  $  (4,885)       274  $  10,824
        Year Ended March 31, 2000          1,136     43,594       410     15,184    (466)    (19,336)     1,080     39,442

      Total Return Trust
      --Primary Class
        Six Months Ended Sept. 30, 2000    1,282 $   23,749       496  $   9,188  (3,017) $  (55,492)    (1,239) $ (22,555)
        Year Ended March 31, 2000          3,156     66,495     1,920     40,459 (12,059)   (233,741)    (6,983)  (126,787)

      --Navigator Class
        Six Months Ended Sept. 30, 2000      120 $    2,213        21   $    387    (102)  $  (1,890)        39      $ 710
        Year Ended March 31, 2000            213      4,447        64      1,347    (362)     (7,044)       (85)    (1,250)

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                                Specialty Funds:

Value Trust, Inc.                            Balanced Trust
Special Investment Trust, Inc.               Financial Services Fund
Total Return Trust, Inc.                     Opportunity Trust
American Leading Companies
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust


Global Funds:                                Taxable Bond Funds:

Global Income Trust                          U.S. Government Intermediate-Term
Europe Fund                                    Portfolio
International Equity Trust                   Investment Grade Income Portfolio
Emerging Markets Trust                       High Yield Portfolio


Tax-Free Bond Funds:                         Money Market Funds:

Tax-Free Intermediate-Term                   U.S. Government Money Market
  Income Trust                                 Portfolio
Maryland Tax-Free Income Trust               Cash Reserve Trust
Pennsylvania Tax-Free Income Trust           Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



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